                                                                                                                                               UNITED STATES
                                                                                                                  SECURITIES AND EXCHANGE COMMISSION
                                                                                                                                       Washington, D.C.  20549

                                                                                                                                                     FORM 8-K

                                                                                                                                           CURRENT REPORT
                                                                                               Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                                                                                                                     August 14, 2007

                                                                                                                                        SIGN MEDIA SYSTEMS, INC.
                                                                                                                     (Exact name of registrant as specified in its charter)

        Florida                                                                                                                                0-50742                                                                                    02-0555904
(State or other jurisdiction of incorporation)                                                       (Commission File Number)                                                      (IRS Employer Identification No.)

                      2100 19th Street, Sarasota, FL                                                                                                                                                                34234
(Address of principal executive offices)                                                                                                                                                   (Zip Code)

Issuer’s telephone number including Area Code                                                                                                                            (941) 330-0336

                                                                                                                                                   Not Applicable
(Former name of former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

1.           Effective August 14, 2007, the Company’s Board of Directors voted to elect Dennis D. Derr as a Director of the Company, to fill a vacancy on the Board of Directors occasioned by the earlier resignation of a member of the Board of Directors as disclosed in the Company’s Form 8-K, Current Report, dated June 18, 2007 and filed with the Securities and Exchange Commission on July 18, 2007, which is hereby incorporated in this Form 8-K, Current Report, by reference.

2.           The Company knows of no arrangements or understandings between the new Director identified herein and other persons.

3.           At this time the Company’s Board of Directors has not made any provision for committees of the Board.  Therefore, it is not anticipated that the new Director identified herein will be appointed to any such committee in the foreseeable future.

4.           There have been no transactions, since the beginning of the Company’s last fiscal year, or any currently proposed transaction, in which the Company was or is to be a participant and the amount involved exceeds the lesser of $120,000 or one percent of the average of the Company’s total assets at year-end for the last three completed fiscal years, and in which the newly elected Director identified herein, had or will have a direct or indirect material interest.

5.           The Company has not entered into, adopted, or otherwise commenced any material plan, contract or arrangement (whether or not written) to which the newly elected Director identified herein, is a party or in which he participates that has entered into or material amendment in connection with election of Dennis D. Derr as a Director or any grant or to any such covered person or modification thereto, under any such plan, contract or arrangement in connection with any such event.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGISTRANT:
Date:  August 22, 2007                                                                        SIGN MEDIA SYSTEMS, INC.

By:       s/s Antonio F. Uccello, III
Antonio F. Uccello, III, President
and Chief Executive Officer